CNA Financial Corporation
Supplemental Financial Information

September 30, 2018

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Life & Group...	8
Corporate & Other...	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other................................................................................................................................	11
Investment Summary - Life & Group.................................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Policyholder Reserves..................................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2018	2017	Change	2018	2017	Change
Revenues:
Net earned premiums	$1,853	$1,806	3%	$5,453	$5,185	5%
Net investment income	487	509	(4)	1,483	1,529	(3)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(3)	(5)		(9)	(9)
Other net realized investment gains (losses)	17	(19)		34	71
Net realized investment gains (losses)	14	(24)		25	62
Non-insurance warranty revenue	258	99		744	290
Other revenues	10	8		26	28
Total revenues	2,622	2,398	9	7,731	7,094	9
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,312	1,480		3,978	4,053
Amortization of deferred acquisition costs	337	309		992	926
Non-insurance warranty expense	235	74		676	216
Other operating expenses	302	307		903	875
Interest	34	41		104	124
Total claims, benefits and expenses	2,220	2,211	—	6,653	6,194	(7)
Income (loss) before income tax	402	187		1,078	900
Income tax (expense) benefit	(66)	(43)		(181)	(224)
Net income (loss)	$336	$144	133%	$897	$676	33%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2018	2017	2018	2017
Components of Income (Loss)
Core income (loss)	$317	$159	$868	$633
Net realized investment gains (losses)	13	(15)	23	43
Net deferred tax asset remeasurement	6	—	6	—
Net income (loss)	$336	$144	$897	$676

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.17	$0.58	$3.19	$2.33
Net realized investment gains (losses)	0.04	(0.05)	0.08	0.15
Net deferred tax asset remeasurement	0.02	—	0.02	—
Diluted earnings (loss) per share	$1.23	$0.53	$3.29	$2.48

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.6	271.2	271.5	271.1
Diluted	272.5	272.1	272.4	272.0

Return on Equity
Net income (loss) (1)	11.7%	4.7%	10.1%	7.5%
Core income (loss) (2)	10.5	5.3	9.5	7.0
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	September 30, 2018	December 31, 2017
Total investments	$44,929	$46,870
Reinsurance receivables, net of allowance for uncollectible receivables	4,224	4,261
Total assets	57,259	56,567
Insurance reserves	36,498	37,212
Debt	2,680	2,858
Total liabilities	45,749	44,323
Accumulated other comprehensive income (loss) (1)	(757)	32
Total stockholders' equity	11,510	12,244

Book value per common share	$42.41	$45.15
Book value per common share excluding AOCI	$45.20	$45.02

Outstanding shares of common stock (in millions of shares)	271.4	271.2

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,675	$10,726

Three months ended September 30	2018	2017
Net cash flows provided (used) by operating activities	$514	$379
Net cash flows provided (used) by investing activities	(359)	(329)
Net cash flows provided (used) by financing activities	(134)	4
Net cash flows provided (used) by operating, investing and financing activities	$21	$54

Nine months ended September 30	2018	2017
Net cash flows provided (used) by operating activities	$868	$894
Net cash flows provided (used) by investing activities	80	(218)
Net cash flows provided (used) by financing activities	(989)	(673)
Net cash flows provided (used) by operating, investing and financing activities	$(41)	$3
(1) As of September 30, 2018 and December 31, 2017, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,115 million and $1,411 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of September 30, 2018 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$2,703	$2,712	—%		$8,669	$8,242	5%
Net written premiums	1,581	1,599	(1)		5,163	4,933	5

Net earned premiums	1,721	1,670	3		5,056	4,782	6
Net investment income	282	308			869	927
Non-insurance warranty revenue	258	99			744	290
Other revenues	9	8			25	26
Total operating revenues	2,270	2,085	9		6,694	6,025	11
Insurance claims and policyholders' benefits	1,047	1,173			3,056	3,069
Amortization of deferred acquisition costs	337	309			992	926
Other insurance related expenses	237	249			690	702
Non-insurance warranty expense	235	74			676	216
Other expenses	24	13			71	52
Total claims, benefits and expenses	1,880	1,818	(3)		5,485	4,965	(10)
Core income (loss) before income tax	390	267			1,209	1,060
Income tax (expense) benefit on core income (loss)	(85)	(100)			(258)	(364)
Core income (loss)	$305	$167	83%		$951	$696	37%

Other Performance Metrics
Underwriting gain (loss)	$100	$(61)	N/M	%	$318	$85	N/M	%

Loss & LAE ratio	60.5%	69.9%	9.4	pts	60.1%	63.9%	3.8	pts
Acquisition expense ratio	20.1	19.5	(0.6)		19.8	19.4	(0.4)
Underwriting expense ratio	13.2	14.0	0.8		13.4	14.6	1.2
Expense ratio	33.3	33.5	0.2		33.2	34.0	0.8
Dividend ratio	0.4	0.3	(0.1)		0.4	0.3	(0.1)
Combined ratio	94.2%	103.7%	9.5	pts	93.7%	98.2%	4.5	pts
Combined ratio excluding catastrophes and development	94.8%	94.6%	(0.2)	pts	94.4%	95.4%	1.0	pts

Net accident year catastrophe losses incurred	$46	$269			$106	$342
Effect on loss & LAE ratio	2.6%	16.5%	13.9	pts	2.1%	7.3%	5.2	pts

Net prior year development and other: (favorable) / unfavorable	$(54)	$(129)			$(142)	$(215)
Effect on loss & LAE ratio	(3.2)%	(7.4)%	(4.2)	pts	(2.8)%	(4.5)%	(1.7)	pts

Rate	2%	—%	2	pts	2%	—%	2	pts
Renewal premium change	4%	2%	2	pts	4%	3%	1	pts
Retention	82%	87%	(5)	pts	83%	86%	(3)	pts
New business	$288	$267	8%		$975	$816	19%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$1,715	$1,753	(2)%		$5,222	$5,156	1%
Net written premiums	688	695	(1)		2,062	2,066	—

Net earned premiums	684	692	(1)		2,039	2,024	1
Net investment income	124	129			376	394
Non-insurance warranty revenue	258	99			744	290
Other revenues	—	1			1	2
Total operating revenues	1,066	921	16		3,160	2,710	17
Insurance claims and policyholders' benefits	374	359			1,127	1,155
Amortization of deferred acquisition costs	153	151			447	440
Other insurance related expenses	68	65			202	203
Non-insurance warranty expense	235	74			676	216
Other expenses	11	11			34	32
Total claims, benefits and expenses	841	660	(27)		2,486	2,046	(22)
Core income (loss) before income tax	225	261			674	664
Income tax (expense) benefit on core income (loss)	(48)	(88)			(143)	(223)
Core income (loss)	$177	$173	2%		$531	$441	20%

Other Performance Metrics
Underwriting gain (loss)	$89	$117	(24)%		$263	$226	16%

Loss & LAE ratio	54.5%	51.7%	(2.8)	pts	55.1%	56.9%	1.8	pts
Acquisition expense ratio	21.1	20.0	(1.1)		20.7	20.0	(0.7)
Underwriting expense ratio	11.2	11.2	—		11.1	11.8	0.7
Expense ratio	32.3	31.2	(1.1)		31.8	31.8	—
Dividend ratio	0.2	0.2	—		0.2	0.1	(0.1)
Combined ratio	87.0%	83.1%	(3.9)	pts	87.1%	88.8%	1.7	pts
Combined ratio excluding catastrophes and development	92.3%	92.6%	0.3	pts	92.2%	93.6%	1.4	pts

Net accident year catastrophe losses incurred	$16	$35			$22	$44
Effect on loss & LAE ratio	2.4%	5.0%	2.6	pts	1.1%	2.2%	1.1	pts

Net prior year development and other: (favorable) / unfavorable	$(52)	$(102)			$(126)	$(146)
Effect on loss & LAE ratio	(7.7)%	(14.5)%	(6.8)	pts	(6.2)%	(7.0)%	(0.8)	pts

Rate	2%	—%	2	pts	2%	1%	1	pts
Renewal premium change	3%	1%	2	pts	3%	3%	—	pts
Retention	84%	90%	(6)	pts	84%	89%	(5)	pts
New business	$93	$60	55%		$266	$177	50%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$758	$733	3%		$2,563	$2,353	9%
Net written premiums	697	697	—		2,339	2,203	6

Net earned premiums	782	752	4		2,278	2,129	7
Net investment income	144	166			450	495
Other revenues	8	6			24	24
Total operating revenues	934	924	1		2,752	2,648	4
Insurance claims and policyholders' benefits	501	614			1,449	1,470
Amortization of deferred acquisition costs	127	122			375	359
Other insurance related expenses	133	136			386	393
Other expenses	10	6			31	31
Total claims, benefits and expenses	771	878	12		2,241	2,253	1
Core income (loss) before income tax	163	46			511	395
Income tax (expense) benefit on core income (loss)	(36)	(14)			(108)	(132)
Core income (loss)	$127	$32	N/M	%	$403	$263	53%

Other Performance Metrics
Underwriting gain (loss)	$21	$(120)	118%		$68	$(93)	173%

Loss & LAE ratio	63.5%	81.2%	17.7	pts	63.0%	68.6%	5.6	pts
Acquisition expense ratio	18.3	18.0	(0.3)		18.1	18.1	—
Underwriting expense ratio	14.9	16.2	1.3		15.2	17.2	2.0
Expense ratio	33.2	34.2	1.0		33.3	35.3	2.0
Dividend ratio	0.7	0.5	(0.2)		0.7	0.5	(0.2)
Combined ratio	97.4%	115.9%	18.5	pts	97.0%	104.4%	7.4	pts
Combined ratio excluding catastrophes and development	94.3%	94.7%	0.4	pts	94.4%	96.2%	1.8	pts

Net accident year catastrophe losses incurred	$25	$176			$73	$238
Effect on loss & LAE ratio	3.1%	23.9%	20.8	pts	3.1%	11.1%	8.0	pts

Net prior year development and other: (favorable) / unfavorable	$—	$(23)			$(12)	$(54)
Effect on loss & LAE ratio	—%	(2.7)%	(2.7)	pts	(0.5)%	(2.9)%	(2.4)	pts

Rate	2%	—%	2	pts	1%	—%	1	pts
Renewal premium change	3%	2%	1	pts	3%	3%	—	pts
Retention	84%	86%	(2)	pts	85%	86%	(1)	pts
New business	$123	$138	(11)%		$461	$432	7%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$230	$226	2%		$884	$733	21%
Net written premiums	196	207	(5)		762	664	15

Net earned premiums	255	226	13		739	629	17
Net investment income	14	13			43	38
Other revenues	1	1			—	—
Total operating revenues	270	240	13		782	667	17
Insurance claims and policyholders' benefits	172	200			480	444
Amortization of deferred acquisition costs	57	36			170	127
Other insurance related expenses	36	48			102	106
Other expenses	3	(4)			6	(11)
Total claims, benefits and expenses	268	280	4		758	666	(14)
Core income (loss) before income tax	2	(40)			24	1
Income tax (expense) benefit on core income (loss)	(1)	2			(7)	(9)
Core income (loss)	$1	$(38)	103%		$17	$(8)	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$(10)	$(58)	83%		$(13)	$(48)	73%

Loss & LAE ratio	67.6%	88.4%	20.8	pts	65.0%	70.6%	5.6	pts
Acquisition expense ratio	23.2	23.0	(0.2)		23.0	22.4	(0.6)
Underwriting expense ratio	13.1	14.5	1.4		13.8	14.8	1.0
Expense ratio	36.3	37.5	1.2		36.8	37.2	0.4
Dividend ratio	—	—	—		—	—	—
Combined ratio	103.9%	125.9%	22.0	pts	101.8%	107.8%	6.0	pts
Combined ratio excluding catastrophes and development	102.6%	99.9%	(2.7)	pts	100.9%	99.2%	(1.7)	pts

Net accident year catastrophe losses incurred	$5	$58			$11	$60
Effect on loss & LAE ratio	2.1%	27.5%	25.4	pts	1.5%	10.3%	8.8	pts

Net prior year development and other: (favorable) / unfavorable	$(2)	$(4)			$(4)	$(15)
Effect on loss & LAE ratio	(0.8)%	(1.5)%	(0.7)	pts	(0.6)%	(1.7)%	(1.1)	pts

Rate	3%	1%	2	pts	3%	—%	3	pts
Renewal premium change	8%	3%	5	pts	6%	2%	4	pts
Retention	67%	76%	(9)	pts	77%	79%	(2)	pts
New business	$72	$69	4%		$248	$207	20%

Life & Group - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2018	2017	Change	2018	2017	Change
Net earned premiums	$133	$136	(2)%	$398	$404	(1)%
Net investment income	200	195		598	587
Other revenues	(1)	—		—	1
Total operating revenues	332	331	—	996	992	—
Insurance claims and policyholders' benefits	277	322		907	980
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	31	32		91	96
Other expenses	2	2		5	5
Total claims, benefits and expenses	310	356	13	1,003	1,081	7
Core income (loss) before income tax	22	(25)		(7)	(89)
Income tax (expense) benefit on core income (loss)	10	35		43	108
Core income (loss)	$32	$10	220%	$36	$19	89%

Corporate & Other - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2018	2017	Change	2018	2017	Change
Net earned premiums	$(1)	$—		$(1)	$(1)
Net investment income	5	6		16	15
Other revenues	2	—		1	1
Total operating revenues	6	6	—%	16	15	7%
Insurance claims and policyholders' benefits	(12)	(15)		15	4
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	(2)	—		(2)	(2)
Other expenses	44	52		152	146
Total claims, benefits and expenses	30	37	19	165	148	(11)
Core income (loss) before income tax	(24)	(31)		(149)	(133)
Income tax (expense) benefit on core income (loss)	4	13		30	51
Core income (loss)	$(20)	$(18)	(11)%	$(119)	$(82)	(45)%

Investment Summary - Consolidated

	September 30, 2018		June 30, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,021	$672	$18,635	$735	$18,810	$1,597
States, municipalities and political subdivisions:
Tax-exempt	8,335	676	9,168	810	11,130	1,136
Taxable	2,810	298	2,841	343	2,897	413
Total states, municipalities and political subdivisions	11,145	974	12,009	1,153	14,027	1,549
Asset-backed:
RMBS	4,971	(53)	4,948	(13)	5,120	77
CMBS	2,152	(13)	2,072	(10)	1,872	32
Other ABS	1,729	(3)	1,557	—	1,094	11
Total asset-backed	8,852	(69)	8,577	(23)	8,086	120
U.S. Treasury and obligations of government-sponsored enterprises	145	—	127	—	109	(2)
Foreign government	455	(2)	437	1	444	7
Redeemable preferred stock	10	1	10	1	11	1
Total fixed maturity securities	39,628	1,576	39,795	1,867	41,487	3,272
Equities:
Common stock	105	—	89	—	27	6
Non-redeemable preferred stock	690	—	684	—	668	30
Total equities	795	—	773	—	695	36
Limited partnership investments	2,297	—	2,363	—	2,369	—
Other invested assets	51	—	48	—	44	—
Mortgage loans	868	—	865	—	839	—
Short term investments	1,290	—	1,308	—	1,436	(1)
Total investments	$44,929	$1,576	$45,152	$1,867	$46,870	$3,307

Net receivable/(payable) on investment activity	$(46)		$(188)		$23

Effective duration (in years)	5.9		5.9		5.9
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	September 30, 2018		June 30, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,098	$(38)	$12,855	$(3)	$12,938	$447
States, municipalities and political subdivisions:
Tax-exempt	781	22	1,273	40	2,827	112
Taxable	1,187	60	1,200	73	1,247	102
Total states, municipalities and political subdivisions	1,968	82	2,473	113	4,074	214
Asset-backed:
RMBS	4,816	(54)	4,792	(15)	4,951	72
CMBS	2,050	(12)	1,969	(10)	1,761	30
Other ABS	1,601	(3)	1,433	—	981	7
Total asset-backed	8,467	(69)	8,194	(25)	7,693	109
U.S. Treasury and obligations of government-sponsored enterprises	120	(1)	102	(1)	82	(4)
Foreign government	455	(2)	437	1	444	7
Redeemable preferred stock	5	1	5	1	5	1
Total fixed maturity securities	24,113	(27)	24,066	86	25,236	774
Equities:
Common stock	105	—	89	—	27	6
Non-redeemable preferred stock	175	—	178	—	237	7
Total equities	280	—	267	—	264	13
Limited partnership investments	2,297	—	2,363	—	2,369	—
Other invested assets	51	—	48	—	44	—
Mortgage loans	659	—	655	—	639	—
Short term investments	1,170	—	1,211	—	1,354	(1)
Total investments	$28,570	$(27)	$28,610	$86	$29,906	$786

Net receivable/(payable) on investment activity	$(51)		$(116)		$(10)

Effective duration (in years)	4.5		4.5		4.4
Weighted average rating	A-		A-		A

Investment Summary - Life & Group

	September 30, 2018		June 30, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,923	$710	$5,780	$738	$5,872	$1,150
States, municipalities and political subdivisions:
Tax-exempt	7,554	654	7,895	770	8,303	1,024
Taxable	1,623	238	1,641	270	1,650	311
Total states, municipalities and political subdivisions	9,177	892	9,536	1,040	9,953	1,335
Asset-backed:
RMBS	155	1	156	2	169	5
CMBS	102	(1)	103	—	111	2
Other ABS	128	—	124	—	113	4
Total asset-backed	385	—	383	2	393	11
U.S. Treasury and obligations of government-sponsored enterprises	25	1	25	1	27	2
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	5	—	5	—	6	—
Total fixed maturity securities	15,515	1,603	15,729	1,781	16,251	2,498
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	515	—	506	—	431	23
Total equities	515	—	506	—	431	23
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	209	—	210	—	200	—
Short term investments	120	—	97	—	82	—
Total investments	$16,359	$1,603	$16,542	$1,781	$16,964	$2,521

Net receivable/(payable) on investment activity	$5		$(72)		$33

Effective duration (in years)	8.2		8.2		8.4
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2018	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$44	$(1)	$507	$18	$4,235	$253	$12,313	$400	$1,922	$2	$19,021	$672
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,931	191	3,335	271	2,750	177	301	34	18	3	8,335	676
Taxable	—	—	380	25	1,773	172	637	101	20	—	—	—	2,810	298
Total states, municipalities and political subdivisions	—	—	2,311	216	5,108	443	3,387	278	321	34	18	3	11,145	974
Asset-backed:
RMBS	4,244	(96)	165	(2)	16	(1)	59	—	43	—	444	46	4,971	(53)
CMBS	41	—	355	7	530	1	294	(4)	592	(16)	340	(1)	2,152	(13)
Other ABS	—	—	38	—	182	—	809	(2)	700	(1)	—	—	1,729	(3)
Total asset-backed	4,285	(96)	558	5	728	—	1,162	(6)	1,335	(17)	784	45	8,852	(69)
U.S. Treasury and obligations of government-sponsored enterprises	145	—	—	—	—	—	—	—	—	—	—	—	145	—
Foreign government	—	—	151	1	232	(2)	54	—	18	(1)	—	—	455	(2)
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	1	—	—	10	1
Total fixed maturity securities	$4,430	$(96)	$3,064	$221	$6,575	$459	$8,838	$525	$13,997	$417	$2,724	$50	$39,628	$1,576

Percentage of total fixed maturity securities	11%		8%		17%		22%		35%		7%		100%

Components of Net Investment Income

	Consolidated
Periods ended September 30	Three Months		Nine Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$366	$350	$1,070	$1,051
Tax-exempt fixed income securities	93	106	298	320
Total fixed income securities	459	456	1,368	1,371
Limited partnership and common stock investments	23	51	96	157
Other, net of investment expense	5	2	19	1
Pretax net investment income	$487	$509	$1,483	$1,529
Fixed income securities, after tax	$378	$330	$1,130	$994
Net investment income, after tax	400	363	1,221	1,096

Effective income yield for fixed income securities, pretax	4.7%	4.7%	4.7%	4.7%
Effective income yield for fixed income securities, after tax	3.9	3.4	3.9	3.4

	Property & Casualty and Corporate & Other
Periods ended September 30	Three Months		Nine Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$248	$237	$721	$707
Tax-exempt fixed income securities	10	21	44	67
Total fixed income securities	258	258	765	774
Limited partnership and common stock investments	23	51	96	157
Other, net of investment expense	6	5	24	11
Pretax net investment income	$287	$314	$885	$942
Fixed income securities, after tax	$206	$175	$612	$528
Net investment income, after tax	229	211	707	637

Effective income yield for fixed income securities, pretax	4.2%	4.2%	4.2%	4.2%
Effective income yield for fixed income securities, after tax	3.4	2.8	3.4	2.9

	Life & Group
Periods ended September 30	Three Months		Nine Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$118	$113	$349	$344
Tax-exempt fixed income securities	83	85	254	253
Total fixed income securities	201	198	603	597
Limited partnership and common stock investments	—	—	—	—
Other, net of investment expense	(1)	(3)	(5)	(10)
Pretax net investment income	$200	$195	$598	$587
Fixed income securities, after tax	$172	$155	$518	$466
Net investment income, after tax	171	152	514	459

Effective income yield for fixed income securities, pretax	5.6%	5.6%	5.6%	5.7%
Effective income yield for fixed income securities, after tax	4.8	4.4	4.8	4.4

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2018 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,816	$8,599	$1,706	$16,121	$3,522	$2,347	$21,990
Ceded	913	650	252	1,815	196	2,146	4,157
Net	4,903	7,949	1,454	14,306	3,326	201	17,833

Net incurred claim & claim adjustment expenses	373	496	172	1,041	256	—	1,297
Net claim & claim adjustment expense payments	(440)	(543)	(173)	(1,156)	(214)	(4)	(1,374)
Foreign currency translation adjustment and other	—	2	(1)	1	(10)	(1)	(10)

Claim & claim adjustment expense reserves, end of period
Net	4,836	7,904	1,452	14,192	3,358	196	17,746
Ceded	673	680	237	1,590	193	2,075	3,858
Gross	$5,509	$8,584	$1,689	$15,782	$3,551	$2,271	$21,604

Nine months ended September 30, 2018 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,669	$8,764	$1,636	$16,069	$3,499	$2,436	$22,004
Ceded	662	628	204	1,494	209	2,231	3,934
Net	5,007	8,136	1,432	14,575	3,290	205	18,070

Net incurred claim & claim adjustment expenses	1,124	1,435	480	3,039	788	2	3,829
Net claim & claim adjustment expense payments	(1,295)	(1,667)	(420)	(3,382)	(679)	(12)	(4,073)
Foreign currency translation adjustment and other	—	—	(40)	(40)	(41)	1	(80)

Claim & claim adjustment expense reserves, end of period
Net	4,836	7,904	1,452	14,192	3,358	196	17,746
Ceded	673	680	237	1,590	193	2,075	3,858
Gross	$5,509	$8,584	$1,689	$15,782	$3,551	$2,271	$21,604

Life & Group Policyholder Reserves

September 30, 2018
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,689	$9,078	$11,767
Structured settlement annuities	535	—	535
Other	16	—	16
Total	3,240	9,078	12,318
Shadow adjustments	118	1,293	1,411
Ceded reserves	193	234	427
Total gross reserves	$3,551	$10,605	$14,156

December 31, 2017
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,568	$8,959	$11,527
Structured settlement annuities	547	—	547
Other	16	—	16
Total	3,131	8,959	12,090
Shadow adjustments	159	1,990	2,149
Ceded reserves	209	230	439
Total gross reserves	$3,499	$11,179	$14,678

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2017 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net realized investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net realized investment gains or losses because net realized investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•
The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful